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                                                           Exhibit 10(iii)(A)(5)

                             CHOICECARE CORPORATION
                          CHOICECARE HEALTH PLANS, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                             FOR EXECUTIVE OFFICERS

                     (As adopted effective January 1, 1997)


                                    SECTION 1
                                    ---------

                                 PURPOSE OF PLAN
                                 ---------------

         The purpose of this Plan is to provide deferred compensation for Key Employees of the Employer. The Plan is intended to be an unfunded deferred compensation plan within the meaning of sections 201, 301, and 401 of the Employee Retirement Income Security Act of 1974, as amended and will be construed as such.


                                    SECTION 2
                                    ---------

                               GENERAL DEFINITIONS
                               -------------------

         GENERAL DEFINITIONS. For purposes of the Plan, the following terms will have the meanings hereinafter set forth unless the context otherwise requires.

         2.1 "Base Salary" means an Employee's base salary payable to him or her by the Employer pursuant to Section 5.1 of the Employment Agreement, prior to any reduction of such base salary under Sections 125 and 402(e)(3) of the Code or under the ChoiceCare Voluntary Deferred Compensation Plan, and excluding any additional amounts computed with reference to such base salary and payable under Sections 7 or 8 of the Employment Agreement following a change in control or a strategic investor purchase (as those terms are defined in the Employment Agreement).

         2.2 "Beneficiary" means the person or entity last designated by a Key Employee, on forms furnished and in the manner prescribed by the Committee and delivered to the Committee before the Key Employee's death, to receive any benefit payable under the Plan after the Key Employee's death. If a Key Employee does not designate a beneficiary or if, for any reason, such designation is not effective, the Key Employee's "Beneficiary" will be his or her surviving spouse or, if none, his or her estate.

         2.3 "Cause" will have the same meaning given such term in the Key Employee's employment agreement with the Employer.

         2.4 "Code" means the Internal Revenue Code of 1986 as it now exists or is hereafter amended.


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         2.5 "Committee" means the Human Resources and Compensation Committee of the Board of Directors of ChoiceCare Health Plans, Inc. and any successor thereof.

         2.6 "Employer" means, collectively, ChoiceCare Health Plans, Inc. and ChoiceCare Corporation.

         2.7 "Employee" means a person who is an employee of the Employer or of any other corporation which is a member of a controlled group of corporations (within the meaning of section 1563 of the Code) that includes the Employer under common law standards and who is classified on the payroll of the Employer or such other corporation as an employee.

         2.8 "Employment" means employment as an Employee.

         2.9 "Employment Agreement" means the employment agreement between the Key Employee and the Employer, as effective January 1, 1997 and as amended from time to time.

         2.10 "Key Employee" means Jane E. Rollinson, Michael J. Barber, M.D., and Thomas D. Anthony.

         2.11 "Qualified Plans" means all defined contribution retirement plans maintained by the Employer that are intended to be qualified under Section 401(a) of the Code.

         2.12 "Year" or "year" means the calendar year.


                                    SECTION 3
                                    ---------

                                     CREDITS
                                     -------

         3.1 CREDITS DURING EMPLOYMENT. For the year 1997, and for each subsequent year in which a Key Employee remains an Employee of the Employer, the Employer will credit to the book Account established for the Key Employee under
Section 4.1, as of the last day of such year, an amount equal to 8% of the total of: (i) the Key Employee's actual Base Salary paid to him or her by the Employer for that year, and (ii) the Key Employee's actual award for that year under the Employer's Annual Executive Incentive Plan (as defined in the Employment Agreement and excluding any additional amounts computed with reference to such Annual Executive Incentive Plan and payable under Sections 7 or 8 of the Employment Agreement following a change in control or a strategic investor purchase as those terms are defined in the Employment Agreement).

         3.2 CREDIT FOR YEAR OF TERMINATION. If the Key Employee's ceases to be an Employee of the Employer for any reason except Cause, the credit for the year of termination will be made pursuant to Section 3.1, based solely upon the Key Employee's actual Base Salary paid to him or her by the Employer for that year and the Employee's actual award for that year under the

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Employer's Annual Executive Incentive Plan, but without regard to any additional compensation paid to the Key Employee for that year, including but not limited to additional compensation of any type paid due to his or her termination of employment and any additional amounts computed with reference to such Annual Executive Incentive Plan and payable under Sections 7 or 8 of the Employment Agreement following a change in control or a strategic investor purchase as those terms are defined in the Employment Agreement. Notwithstanding the prior sentence or Section 3.1, if the Key Employee ceases to be an Employee because his or her Employment is terminated for Cause, no credit will be made to the Key Employee's Account for the year in which his or her Employment ends.

         3.3 NO CONTRIBUTIONS BY KEY EMPLOYEES. Key Employees will not be required or permitted to make contributions to their Accounts under this Plan.


                                    SECTION 4
                                    ---------

                      MAINTENANCE AND VALUATION OF ACCOUNTS
                      -------------------------------------


         4.1 ESTABLISHMENT OF ACCOUNTS. There will be established for each Key Employee a separate book account (the "Account"), which will reflect the amounts credited to him or her pursuant to Section 3, the assumed investment thereof and distributions therefrom. Subject to such rules as the Committee may prescribe, any amount credited under Sections 3.1 or 3.2 will be credited to the Key Employee's Account as of the last day of the year for which that credit is made, and will be assumed to have been invested within a reasonable period after that date pursuant to Section 4.2 of this Plan.

         4.2 ASSUMED INVESTMENTS. The Committee will designate, in its discretion, two or more investment funds among which a Key Employee may designate as the assumed investment of his or her Account. Such investment funds may, but need not, be the same investment funds that are available under the Employer's Qualified Plans. The assumed investment return or loss for each year will be credited to the Key Employee's Account as of the last day of such year, provided, however, that the assumed investment return or loss for the year or years in which the Account is distributed to the Key Employee or his or her Beneficiary will be deemed to be credited to the Account as of each date or dates as of which the distribution from the Account is made.

         4.3 VALUATION. As soon as practical following the end of each year, the Key Employee, or, in the event of his or her death, his or her Beneficiary, will be furnished a statement as of December 31 or the Key Employee's date of death, whichever is earlier, showing the then balance of the Key Employee's Account, the total credits to such Account during the preceding year pursuant to Sections
3.1 or 3.2, and the investment return or loss credited to that Account pursuant to Section 4.2.



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                                    SECTION 5
                                    ---------

                                     VESTING
                                     -------

         5.1 VESTING. The vested percentage of each Key Employee's Account will become 100% as of the date of that Key Employee's 60th birthday, provided he or she remains an Employee on that date. At any relevant time prior to the Key Employee's 60th birthday, the vested percentage of that Employee's Account will be 0%, except as otherwise provided in Section 5.2.

         5.2 EARLY VESTING. Notwithstanding Section 5.1 but subject to Section 5.3, a Key Employee's Account will become vested as follows upon the occurrence of the following events:

                  (a) The vested percentage of the Key Employee's Account will become 100% upon termination of the Key Employee's Employment by the Employer without Cause;

                  (b) The vested percentage of the Key Employee's Account will become 100% upon the Key Employee's death or "permanent disability" (as defined in the Key Employee's Employment Agreement) while he or she remains an Employee of the Employer; or

                  (c) The vested percentage of the Key Employee's Account will become 100% upon the occurrence of a "change in control" (as defined in the Key Employee's Employment Agreement).

         5.3 TERMINATION FOR CAUSE. Notwithstanding any other provision of this Plan, if the Employment of a Key Employee is terminated for Cause, the vested percentage of his or her Account will be 0% and he or she will forfeit all amounts in his or her Account.


                                    SECTION 6
                                    ---------

                          DISTRIBUTIONS AND FORFEITURES
                          -----------------------------

         6.1 GENERAL. Except as otherwise provided in this Section 6, no amount will be paid with respect to a Key Employee's Account while he or she remains an Employee.

         6.2 TERMINATION OF EMPLOYMENT. The Employer will pay or begin to pay to the Key Employee the vested percentage of the balance in his or her Account, determined as of the date he or she terminates all Employment for any reason other than his or her death, as soon as administratively practical after the first business day of the first calendar quarter which begins after the date on which he or she ceases to be an Employee, in the latest form of payment elected by the Key Employee under this Plan.


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                  6.2.1 The Key Employee may elect as the form of payment, by completing an appropriate form and filing it with the Committee within 30 days after this Plan is adopted by the Employer (such year being called in this Section 6.2 the "initial year"), either a lump sum payment or any number of annual installment payments, up to ten annual installment payments. If the Key Employee does not timely make such an election, he or she will be deemed to have elected prior to the start of the initial year to receive a lump sum payment.

                  6.2.2 A Key Employee may change the election he or she makes (or is deemed to make) under Section 6.2.1 above at any later time by completing an appropriate form and filing it with the Committee; except that any change of the form of payment will not be given any effect under this Plan unless the date on which the Key Employee ceases to be an Employee occurs one year or more after the date on which the form changing the election is filed with the Committee.

                  6.2.3 The amount of each annual installment payable under this
Section 6.2 (if the Key Employee elects to receive his or her Account in annual installment payments) will be a fraction of the amount credited to the Key Employee's Account as of the installment payment date, the numerator of which is one and the denominator of which is equal to the total number of installments remaining to be paid (including the installment to be paid on that installment payment date). The first installment payment will be made at the time indicated in the first sentence of this Section 6.2, and all remaining installment payments will be made as soon as administratively practical after each annual anniversary of the initial installment payment until all required installment payments have been made.

                  6.2.4 If a Key Employee receives all amounts credited to his or her Account because he or she has ceased to be an Employee, and an additional amount is subsequently credited to his or her Account under the terms of the Plan, that additional amount will be paid to the Key Employee as soon as administratively practical after it is credited to his or her Account.

                  6.2.5 For purposes of this Section 6.2, if a Key Employee incurs a "permanent disability" (as defined in the Key Employee's Employment Agreement.) before ceasing Employment, he or she will be deemed to cease Employment on the date that the Committee determines that he or she has incurred such permanent disability.

         6.3 FORFEITURES. Any nonvested percentage of the balance in a Key Employee's Account, determined as of the date on which he or she ceases Employment for any reason other than his or her death or total disability, will be forfeited as of that date.

         6.3 DEATH. If a Key Employee ceases Employment by reason of his or her death, or dies after ceasing Employment but before the vested percentage of the amount credited to his or her Account has been paid or has begun to be paid to him or her, the Employer will pay to the Key Employee's Beneficiary the vested percentage of the amounts credited to the Key Employee's Account in the method elected by the Beneficiary under Section 6.2, applying such

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Section as if the Beneficiary were the Key Employee and disregarding the requirement that the election must be made at least one year before the Key Employee terminates Employment. If the Key Employee dies after beginning to receive the payment of the vested percentage of the amount credited to his or Account in installments under Section 6.2.3, the remaining installments shall be paid to his or her Beneficiary under the payment schedule in effect before the Key Employee's death.

         6.4 DISTRIBUTIONS FOR PAYMENT OF TAXES. Notwithstanding Section 6.1, if the Internal Revenue Service determines that a Key Employee is currently subject to income or other tax on the balance in his or her Account, the Employer will pay to that Key Employee in one lump sum as of the date determined by the Employer that portion of the vested balance then in that Account that is necessary for the payment of federal, state, and local taxes, and interest and penalties thereon, that results from such determination, and the balance in the Key Employee's Account will immediately be reduced by the amount of that distribution.

         6.5 FORM OF PAYMENT. Payments with respect to a Key Employee's Account will be made in cash. As provided in Sections 6.2, 6.3, and 6.4, payments will be made "as of" a certain date, which means that payments will be made on or as soon as practicable after such date, and will be equal to the balance in the Key Employee's Account as of that certain date.

         6.6 WITHHOLDING. The Employer will have, with respect to any Key Employee, the right (without notice to the Key Employee) to withhold from any amounts otherwise payable to the Key Employee by the Employer (including any portion of the Key Employee's current compensation from the Employer and any benefit payments which are made under this Plan to the Key Employee or his or her Beneficiary) an amount which the Employer determines is sufficient to satisfy all federal, state, and local withholding tax requirements that may apply with respect to any amounts which are credited to the Key Employee's Account under this Plan and/or to benefit amounts payable under this Plan to the Key Employee or his or her Beneficiary.



                                    SECTION 7
                                    ---------

                           ADMINISTRATION OF THE PLAN
                           --------------------------

         7.1 GENERAL. The general administration of the Plan and the responsibility for carrying out its provisions will be placed in the Committee.

         7.2 EXPENSES. Expenses of administering the Plan will be borne by the Employer.

         7.3 COMPENSATION OF COMMITTEE. The members of the Committee will not receive compensation for their services as such, and, except as required by law, no bond or other security need be required of them in such capacity in any jurisdiction.

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         7.4 RULES. Subject to the limitations of the Plan, the Committee may, from time to time, establish rules for the administration of the Plan and the transaction of its business. The Committee may correct errors, however arising, and, as far as possible, adjust any benefit payments accordingly. The Committee will interpret the Plan. The Committee's interpretation of the Plan will be subject to review in arbitration that occurs pursuant to Section 11.2 hereof.

         7.5 AGENTS AND EMPLOYEES. The Committee may authorize one or more agents to execute or deliver any instrument. The Committee may appoint or employ such agents, counsel, auditors, physicians, clerical help, and actuaries as in the Committee's judgment may seem reasonable or necessary for the proper administration of the Plan.

         7.6 INDEMNIFICATION. The Employer will indemnify each member of the Committee for all expenses and liabilities (including reasonable attorney's fees) arising out of the administration of the Plan, other than any expenses or liabilities resulting from the member's gross negligence or willful misconduct. The foregoing right of indemnification will be in addition to any other rights to which the members of the Committee may be entitled as a matter of law.


                                    SECTION 8
                                    ---------

                               FUNDING OBLIGATION
                               ------------------

         This Plan constitutes a promise by the Employer to make benefit payments in the future according to the terms of the Plan. The Employer will have no obligation to fund, either by the purchase or the investment in any account or by any other means, its obligation to any Key Employee hereunder and will have no obligation to actually purchase any investment to reflect the assumed investment of any Key Employee's Account. If, however, the Employer elects to allocate assets to provide for any such obligation, the assets allocated for such purpose will be assets of the Employer subject to claims against the Employer, including claims of the Employer's creditors, to the same extent as are other corporate assets, and no Key Employee or Beneficiary will have any right or claim against the assets so allocated, other than as a general unsecured creditor of the Employer. In this regard, the Employer intends to establish a trust in conjunction with this Plan that conforms to the terms of the model trust described in Revenue Procedure 92-64, as amended, and to place in such trust assets to satisfy the Employer's obligations under this Plan.

                                    SECTION 9
                                    ---------

                            AMENDMENT AND TERMINATION
                            -------------------------

         The Committee or the Employer may, without the consent of any Key Employee or his or her Beneficiary, amend or terminate the Plan at any time; provided that without the Key Employee's consent no amendment may be made or act of termination taken which (i) divests

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a Key Employee or his or her Beneficiary of the right to receive payments under the Plan with respect to amounts theretofore credited to the Key Employee's Account, or (ii) subsequent to the occurrence of a "change in control" (as defined in a Key Employee's Employment Agreement), directly or indirectly reduces the percentage credited under Section 3 of this Plan with respect to a Key Employee's Base Salary and award under the Employer's Annual Executive Incentive Plan for any year which ends after the change in control occurs below the percentage allocated under Section 3 for the immediately preceding year.


                                   SECTION 10
                                   ----------

                            NONALIENATION OF BENEFITS
                            -------------------------

         Neither a Key Employee nor his or her Beneficiary may alienate, commute, anticipate, assign, pledge, encumber, or dispose of the right to receive the payments required to be made by the Employer hereunder, which payments and the right to receive them are expressly declared to be nonassignable and nontransferable. In the event of any attempt to assign or transfer any such payments or the right to receive them, the Employer will have no further obligation to make any payments otherwise required of it hereunder.


                                   SECTION 11
                                   ----------

                                  MISCELLANEOUS
                                  -------------

         11.1 DELEGATION. Any matter or thing to be done by the Employer will be done by its Board of Directors, except that, from time to time, the Board by resolution may delegate to any person or committee certain of its rights and duties hereunder. Any such delegation will be valid and binding on all persons and the person or committee to whom or which authority is delegated will have full power to act in all matters so delegated until the authority expires by its terms or is revoked by the Board, as the case may be.

         11.2 ARBITRATION. Any dispute or disagreement between the parties hereto will be submitted to mandatory and binding arbitration at the election of either party. The arbitration will be pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration will be held in Cincinnati, Ohio. Each party will select an arbitrator and the two selected arbitrators will select a third arbitrator. The decision of the arbitrators, and any award rendered therein, will be final, conclusive, and binding upon the parties and any judgment thereon may be entered and enforced in any court of competent jurisdiction. Each party will bear 50% of all fees, costs, and expenses of the arbitration, and each party will bear all the fees, costs, and expenses of his or its own attorneys, experts, and witnesses.

         11.3 BINDING PLAN. The rights and obligations created under this Plan may not be assigned by the Employer or a Key Employee without the consent of the other, except that this

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Plan may be assigned by Employer to any affiliated company. Notwithstanding the foregoing general restriction on voluntary assignments, the rights and obligations of the Employer and the Key Employees under this Plan shall inure to the benefit of, and shall be binding upon, the Employer and the Key Employees and their respective successors, assigns, heirs, personal representatives and estates, which successors and assigns in the case of Employer shall include: (i) any affiliated company to which this Plan is assigned by Employer, (ii) any successor of ChoiceCare Health Plans, Inc. or ChoiceCare Corporation by combination or reorganization in any manner, whether such successor is a corporation, limited liability company, partnership (either general or limited), business trust, or other organization or person, and whether or not such successor is a successor by operation of law, (iii) any recipient of materially all the assets and/or business of Employer in liquidation or distribution or by way of contribution of capital, (iv) any successor to materially all the assets and/or business of Employer by purchase or exchange, either singly or in combination, or (v) any combination of the foregoing. Employer covenants that it will make no distribution or contribution of assets and/or business as described in clause (iii) of the immediately preceding sentence nor enter into any agreement of sale or exchange of assets and/or business as described in clause
(iv) of the immediately preceding sentence without requiring the recipient(s) of such assets or business to assume the obligations of Employer in this Plan as a co-obligor.

         11.4 WAIVER. The failure of either party to enforce any provision or provisions of the Plan will not in any way be construed as a waiver of such provision or provisions as to any future violations thereof, nor prevent that party thereafter from enforcing each and every other provision of this Plan. The rights granted the parties herein are cumulative and the waiver of any single remedy will not constitute a waiver of such party's right to assert all other legal remedies available to it under the circumstances.

         11.5 NO RIGHTS TO CONTINUED EMPLOYMENT. Nothing contained herein will be construed as conferring upon any Key Employee the right to continue in the employment of the Employer in any capacity.

         11.6 RELATION TO OTHER PLANS. No amounts credited or payable under this Plan will be deemed salary or other compensation to any Key Employee for the purpose of computing benefits to which he or she may be entitled under any retirement plan or other arrangement of the Employer for the benefit of its employees.

         11.7 APPLICABLE LAW. The Plan will be governed by applicable federal law and, to the extent not preempted by applicable federal law, the laws of the State of Ohio.

         11.8 SEPARABILITY OF PROVISIONS. If any provision of the Plan is held invalid or unenforceable, such invalidity or unenforceability will not affect any other provision hereof, and the Plan will be construed and enforced as if such provision had not been included.

         11.9 HEADINGS. Headings used throughout the Plan are for convenience only and will not be given legal significance.

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         11.10 COUNTERPARTS. The Plan may be executed in any number of counterparts, each of which will be deemed an original. All counterparts will constitute one and the same instrument, which will be sufficiently evidenced by any one thereof.

         IN WITNESS WHEREOF, ChoiceCare Health Plans, Inc. and ChoiceCare Corporation have caused their names to be subscribed as of April 25, 1997 but effective for all purposes as of January 1, 1997.

                                     CHOICECARE HEALTH PLANS, INC.


                                     By: /s/ Daniel A. Gregorie
                                        ----------------------------------------


                                     Title: CEO
                                           -------------------------------------



                                     CHOICECARE CORPORATION


                                     By: /s/ Daniel A. Gregorie
                                        ----------------------------------------


                                     Title: President and CEO
                                           -------------------------------------


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